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                                                                Exhibit 10.1 (i)

                 FIRST AMENDMENT TO PREEMPTIVE RIGHTS AGREEMENT

            THIS FIRST AMENDMENT TO PREEMPTIVE RIGHTS AGREEMENT is dated as of August 29, 1997 and is made and entered into by and among the undersigned parties (this "Amendment").

                                    Recitals

            All of the undersigned parties, except Pulitzer Publishing Company (the "New Investor"), are the parties to a certain Preemptive Rights Agreement, dated as of September 25, 1996 (the "Preemptive Rights Agreement"), relating to Mentus Media Corp., a Delaware corporation formerly named The Mentus Group, Inc. (the "Company").

            Pursuant to one or more Stock Purchase Agreements, dated as of the date hereof, the Company is selling to certain purchasers, including the New Investor, shares of the Series C Senior Cumulative Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share, of the Company.

            Such purchasers have advised the Company that the conditions to their willingness to purchase such shares include the admission of the New Investors as parties to and certain amendments of the Preemptive Rights Agreement.

            Therefore, in order to induce each such purchaser to purchase such shares to be purchased by it, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Certain Defined Terms. Unless otherwise expressly defined in this Amendment, capitalized terms used in this Amendment have the respective meanings assigned to them in the Preemptive Rights Agreement.

            Section 2. Amendments to the Preemptive Rights Agreement. The undersigned parties who are parties to the Preemptive Rights Agreement hereby agree that, effective as of the date hereof, the Preemptive Rights Agreement is hereby amended as follows:

                  (a) The definition of "Initial Investors" in Section 1.1 of the Preemptive Rights Agreement is hereby amended to read in its entirety as follows:

                        "'Initial Investors' means each of the entities named in
                  the first paragraph of this Agreement as an 'Initial Investor' and the New Investor."
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                  (b) Each of the definitions of "Investors", and "Qualifying
      Rights" in Section 1.1 of the Preemptive Rights Agreement is amended by substituting "Senior" for the word and letter "Series B" in each place such word and letter appear in each such definition.

            (c) The definition of "Investors" in Section 1.1 is further amended by (i) deleting the word "and" at the end of clause (ii) thereof; (ii) substituting for the phrase "under clause (i) or (ii)" appearing in clause (iii) thereof the words "under clause (i), (ii), (iv) or this clause (iii)"; (iii) by adding immediately after the word "Investor" appearing in clause (ii) the phrase "under clause (i), (ii), (iii) or this clause (iv)"; (iv) by substituting a semicolon for the period at the end of clause (iv) thereof, inserting the word "and" immediately after such semicolon and adding a new clause (v) that reads in its entirety as follows:

                  "(v) each of the Persons named on Schedule A to this
            Agreement, so long as such Person (A) agrees to become a party to and an Investor under this Agreement pursuant to a written instrument in form and substance satisfactory to the Majority Investors and (B) continues to own any shares of Senior Stock or any shares of Common Stock issued upon conversion of any shares of Senior Stock formerly held by such Person."

            (d) The definition of "Majority Investors" in Section 1.1 is amended to read in its entirety as follows:

                  "'Majority Investors'" means, as of any time, any Investor or
            Investors who qualify as such under clause (i), (ii) or (iii) of the definition of 'Investor' in this Section 1.1 and who holds or hold, in the aggregate, at least a majority of the aggregate number of shares of Common Stock then held by all Investors who qualify as such under clause (i), (ii) or (iii) of the definition of 'Investor' in this Section 1.1, determined consistently with Section 2.1."

            (e) The definition of "Transaction Documents" in Section 1.1 of the Preemptive Rights Agreement is hereby amended to read in its entirety as follows:

                  "'Transaction Documents' means any and all of the 'Transaction
            Documents' within the definition of such term in the Purchase Agreement, the Series C Purchase Agreement or any Co-Investment Agreement."

            (f) Section 1.1 of the Preemptive Rights Agreement is hereby further amended by adding thereto, in the proper alphabetical order, the following additional defined terms:
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                  "'Additional Purchase Agreements' means the Stock Purchase
            Agreement or Agreements, dated as of the date of the Series C Purchase Agreement, among the Company and certain purchasers of Series C Preferred Stock other than the Investors, as the same may be amended from time to time in accordance with their respective terms and the terms of the Stockholders Agreement.

                  "Co-Investment Agreement" means a stock purchase agreement pursuant to which Lazard, Freres & Co., any of its Affiliates or any one or more other Persons designated by it and reasonably acceptable to the Company (collectively, "Lazard") acquire shares of the Series C Preferred Stock after the date of the closing under the Series C Purchase Agreement and that is substantially in the form of the Series C Purchase Agreement and provides for the purchase and sale of such number of shares of Series C Preferred Stock for such price, at such time and on such terms and conditions as may be approved by a majority of the Board of Directors of the Company, which majority includes the Series B Director, in each case as the same may be amended from time to time in accordance with its terms and with the prior written consent of the Majority Investors.

                  "'New Investor' means Pulitzer Publishing Company."

                  "'Senior Stock' means the Series B Preferred Stock or the
            Series C Preferred Stock."

                  "'Series C Preferred Stock' means the Series C Senior
            Cumulative Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share, of the Company."

                  "'Series C Purchase Agreement' means that certain Stock
            Purchase Agreement among the Company, the original Initial Investors and the New Investor pursuant to which such Initial Investors and the New Investor originally acquired shares of Series C Preferred Stock, as the same may be amended from time to time in accordance with its terms."

                  "'Stockholders Agreement'" means the Stockholders Agreement, dated
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            September 25, 1996, among the Corporation, the original Initial
            Investors and certain other stockholders of the Corporation, as amended by the First Amendment thereto, dated as of the date of the Series C Purchase Agreement, among the original parties thereto and the New Investor and as the same may be further amended from time to time in accordance with its terms.

                  (g) Clause (vi) of Section 2.4 of the Preemptive Rights Agreement is amended by substituting the term "Investors" for the word "Holders" appearing therein.

                  (h) Section 2.4 of the Preemptive Rights Agreement is further amended by (i) deleting the word "or" that immediately precedes clause
      (viii) thereof and (ii) the following at the end thereof, immediately after the end of clause (viii) thereof:

            "or (ix) the shares of Series C Preferred Stock originally issued pursuant to the Series C Purchase Agreement, any of the Additional Purchase Agreements or any Co-Investment Agreement, or any other Common Stock Rights or any shares of Common Stock issued upon conversion thereof."

                  (i) Section 2.6 of the Preemptive Rights Agreement is amended by substituting the term "Investor" for the term "Exercising Holder" appearing therein.

                  (j) The Preemptive Rights Agreement is further amended by attaching thereto, as Schedule A thereto, the form of Schedule A attached to this First Amendment.

            Section 3. Admission of New Investor as a Party to the Preemptive Rights Agreement. The New Investor hereby agrees to become, effective as of the date hereof, a party to and a "New Investor," an "Initial Investor" and an "Investor" under the Preemptive Rights Agreement, as amended pursuant to Section 2 hereof, and to be bound by the terms and provisions thereof. Each of the other parties hereto consents and agrees that, effective as of the date hereof, (i) the New Investor shall be a party to and a "New Investor," an "Initial Investor" and an "Investor" under the Preemptive Rights Agreement, as amended pursuant to
Section 2 hereof, and (ii) each of the Persons named on Schedule A hereto shall be a party to and an "Investor" under the Preemptive Rights Agreement if and so long as such Person qualifies as such under clause (v) of the definition of such term (as set forth under Section 2(c) hereof).

            Section 4. Subsequent Purchase of Series C Shares. The parties anticipate
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that the Company will enter into a stock purchase agreement pursuant to which
Lazard (as defined under Section 2(d) above) acquires shares of the Series C Preferred Stock after the date hereof. In the event that such acquisition occurs pursuant to a stock purchase agreement that qualifies as a Co-Investment Agreement (as such term is defined under Section 2(d) of this First Amendment), the parties agree as follows:

            (i) Lazard may become a party to, and an "Initial Investor" and an "Investor" under the Preemptive Rights Agreement, as amended, by executing and delivering to the Company and each of the other parties to the Preemptive Rights Agreement, an instrument pursuant to which Lazard agrees to be a party thereto and an "Initial Investor" and an "Investor" under the Preemptive Rights Agreement, as amended, without the necessity of any consent or action by the parties hereto.

            (ii) If Lazard so agrees to become a party to the Preemptive Rights Agreement, then the Preemptive Rights Agreement shall be deemed to be amended, without further action by the parties, to add Lazard as an "Initial Investor" and an "Investor" under the Preemptive Rights Agreement.

            Section 5. Waiver of Preemptive Rights. Each party to this Agreement who is a party to the Preemptive Rights Agreement hereby waives such party's right of first refusal, if any, under Article II of the Preemptive Rights Agreement with respect to all shares of Series C Preferred Stock issued and sold pursuant to or as expressly provided in Section 2.4 of the Series C Purchase Agreement, issued pursuant to the Pugliese Employment Agreement Amendment (as defined in the Series C Purchase Agreement) or issued and sold to Lazard (as defined under Section 2(d) above) pursuant to a stock purchase agreement that qualifies as a Co-Investment Agreement (as defined under Section 2(d) hereof), and all shares of Common Stock and other securities which are or shall become issuable upon conversion thereof, and also waives compliance with the notice and other requirements of Article II of the Preemptive Rights Agreement in connection with such issuance and sale.

            Section 6. Reaffirmation. The undersigned parties hereby acknowledge that the Preemptive Rights Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.



                            [Signature pages follow]
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      IN WITNESS WHEREOF, the undersigned have duly executed and delivered this
First Amendment to Preemptive Rights Agreement as of the date first above written.


                                    MENTUS MEDIA CORP.



                                    By: ________________________________________
                                        Name:
                                        Title:


                                    21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                                    By:   SANDLER INVESTMENT
                                          PARTNERS, L.P., General Partner

                                    By:   SANDLER CAPITAL MANAGEMENT,
                                          General Partner

                                    By:   MJM MEDIA CORP.,  General Partner



                                    By: ________________________________________
                                        Michael J. Marocco
                                        President
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                                    21ST CENTURY COMMUNICATIONS T-E
                                    PARTNERS, L.P.

                                    By:   SANDLER INVESTMENT
                                          PARTNERS, L.P., General Partner

                                    By:   SANDLER CAPITAL MANAGEMENT,
                                          General Partner

                                    By:   MJM MEDIA CORP.,
                                          General Partner



                                    By: ________________________________________
                                        Michael J. Marocco
                                        President


                                    21ST CENTURY COMMUNICATIONS
                                    FOREIGN PARTNERS, L.P.

                                    By:   SANDLER INVESTMENT
                                          PARTNERS, L.P., General Partner

                                    By:   SANDLER CAPITAL
                                          MANAGEMENT, General Partner

                                    By:   MJM MEDIA CORP., a General Partner



                                    By: ________________________________________
                                        Michael J. Marocco
                                        President

                                    PULITZER PUBLISHING COMPANY



                                    By: ________________________________________
                                          Name:
                                          Title: